UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

NEVRO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36715	56-2568057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4040 Campbell Avenue

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 251-0005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Nevro Corp. (the “Company”) announced that it had learned, on May 11, 2015, that a unit of Boston Scientific Corporation has filed with the U.S. Patent and Trademark Office two petitions for inter partes review challenging the validity of the Company’s U.S. Patent No. 8,359,102. The full text of the press release issued on May 11, 2015 regarding this event is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated May 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVRO CORP.

Date: May 12, 2015	By:	/s/ Andrew Galligan
Andrew Galligan Chief Financial Officer